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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 10, 2004
                                                         -----------------

                                MOVIE STAR, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

             New York                     1-5893               13-5651322
   ----------------------------        ------------        -------------------
   (State or Other Jurisdiction         (Commission           (IRS Employer
         of Incorporation)             File Number)        Identification No.)

       1115 Broadway, New York, New York                            10010
  ------------------------------------------                    -------------
   (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (212) 684-3400
                                                     --------------

                                 Not Applicable
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 10, 2004, Movie Star, Inc. ("Company") entered into employment agreements, effective as of December 1, 2004, with each of Saul
Pomerantz and Thomas Rende, pursuant to which Mr. Pomerantz will continue to be employed as Executive Vice President and Chief Operating Officer and Mr. Rende
will continue to be employed as Chief Financial Officer until November 30, 2006.

         Mr. Pomerantz's employment agreement provides that he will receive (i)
a base salary of $250,000 per year, and (ii) (a) for the fiscal year ending June
30, 2005, a bonus equal to 1.25% of the Company's net income before taxes and before calculation of all bonuses under the Company's 1998 Senior Executive
Incentive Plan for such fiscal year ("Net Income") in excess of $1,200,000 and up to $3,200,000, and equal to 1.75% of Net Income in excess of $3,200,000 and
(b) for the fiscal year ending June 30, 2006, a bonus in accordance with the terms of a plan intended to be adopted by the Company's Compensation Committee prior to July 31, 2005; provided however, that in the event the plan is not adopted prior to July 31, 2005, a bonus to be paid under the existing plan. In addition, on December 10, 2004 Mr. Pomerantz was granted a ten-year option to purchase 50,000 shares of the Company's common stock under the Company's 1988
Stock Option Plan at a price of $1.45 per share, exercisable as to 10,000 shares on each of the first through fifth anniversaries of the date of grant.

         Mr. Rende's employment agreement provides that he will receive (i) a base salary of $210,000 per year until November 30, 2005 (with such salary to be retroactive to July 1, 2004) and $220,000 per year from December 1, 2005 until
November 30, 2006, and (ii) (a) for the fiscal year ending June 30, 2005, a bonus equal to 1.0% of Net Income for such fiscal year in excess of $1,200,000 and up to $3,200,000, and equal to 1.25% of Net Income in excess of $3,200,000 and (b) for the fiscal year ending June 30, 2006, a bonus in accordance with the terms of a plan intended to be adopted by the Company's Compensation Committee prior to July 31, 2005; provided however, that in the event the plan is not adopted prior to July 31, 2005, a bonus to be paid under the existing plan. In addition, on December 10, 2004 Mr. Rende was granted a ten-year option to purchase 75,000 shares of the Company's common stock under the Company's 1988
Stock Option Plan at a price of $1.45 per share, exercisable as to 15,000 shares on each of the first through fifth anniversaries of the date of grant.

         The employment agreements also provide that if, during the employment term, either of Messrs. Pomerantz or Rende is terminated by the Company without
"cause" or either terminates his employment for "good reason" (as such terms are defined in the employment agreements), or if the Company does not continue either of their employment at the end of the employment term upon substantially similar terms, the Company will be required to pay to either of them (i) their base salary through the end of the employment term, (ii) any bonus which would have become payable under their respective employment agreements through the end of the employment term, (iii) the insurance benefits provided in their respective employment agreements through the end of the employment term and (iv)
$200,000.00, payable in equal weekly installments for one year and medical coverage at the Company's expense for one year commencing on either (a) the last day of the employment term if either of their employment is terminated during the employment term or (b) the date of termination if either of their employment is terminated after the end of the employment term.

ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES

         On December 10, 2004, Saul Pomerantz was granted, under the Company's
1988 Stock Option Plan, ten-year non-qualified options to purchase 50,000 shares of the Company's common stock, at an exercise price of $1.45 per share, exercisable as to 10,000 shares on each of the first through fifth anniversaries of the date of grant. The options were granted in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

         On December 10, 2004, Thomas Rende was granted, under the Company's
1988 Stock Option

                                       2

Plan, ten-year non-qualified options to purchase 75,000 shares of the Company's common stock, at an exercise price of $1.45 per share, exercisable as to 15,000 shares on each of the first through fifth anniversaries of the date of grant.
The options were granted in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

         On December 6, 2004, each of the Company's four non-employee directors,
Peter Cole, John Eisel, Michael Salberg and Joel Simon, were granted, under the
Company's 2000 Performance Equity Plan, ten-year non-qualified options to purchase 12,000 shares of the Company's common stock, at an exercise price of
$1.36 per share, exercisable immediately. These options were granted in reliance on the exemption from registration provided by Section 4(2) of the Securities
Act of 1933, as amended.

ITEM 9.01.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)   Exhibits:

             10.15   Employment Agreement between Movie Star, Inc. and Saul
                     Pomerantz, dated as of December 10, 2004

             10.16   Stock Option Agreement between Movie Star, Inc. and Saul
                     Pomerantz, dated December 10, 2004

             10.17   Employment Agreement between Movie Star, Inc. and Thomas
                     Rende, dated as of December 10, 2004

             10.18   Stock Option Agreement between Movie Star, Inc. and Thomas
                     Rende, dated December 10, 2004

             [Explanatory Note. The form of Stock Option Agreement used to evidence the stock option grants to the non-employee directors of the Company on December 6, 2004 has been filed as Exhibit 10.14 to the Company's Form 8-K dated December 6, 2004.]

                                       3

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 14, 2004                  MOVIE STAR, INC.

                                            By: /s/ Thomas Rende
                                                --------------------------------
                                                Thomas Rende
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)

                                       4